Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U. S. C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hunt for Travel, Inc. (the “Company”) on Form 10-K for the period ended June 30, 2011 (the “Report”), I, Carolyn Hunter, President and Principal Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 28, 2011

/s/ Carolyn Hunter
Name: Carolyn Hunter Position: President, Principal Executive Officer, Principal Financial Officer Principal Accounting Officer, Director